UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 10, 2015

WYNN RESORTS, LIMITED
(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

WYNN LAS VEGAS, LLC
(Exact name of registrant as specified in its charter)

Nevada	333-100768	88-0494875
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3131 Las Vegas Boulevard South Las Vegas, Nevada		89109
(Address of principal executive offices of each registrant)		(Zip Code)
(702) 770-7555
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On February 10, 2015, Wynn Resorts, Limited (“Wynn Resorts”) issued a press release announcing that its indirect wholly owned subsidiary, Wynn Las Vegas, LLC (“Wynn Las Vegas”), has commenced a cash tender offer for any and all of the outstanding $1,226.6 million aggregate principal amount of 7¾% First Mortgage Notes due 2020 and any and all of its outstanding $377.01 million aggregate principal amount of 7⅞% First Mortgage Notes due 2020, in each case issued by Wynn Las Vegas and Wynn Las Vegas Capital Corp, an indirect wholly owned subsidiary of Wynn Resorts (“Wynn Las Vegas Capital”). A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.
Separately, on February 10, 2015, Wynn Resorts issued a press release announcing that Wynn Las Vegas and Wynn Las Vegas Capital plan to offer $1,750.0 million aggregate principal amount of Senior Notes due 2025 (the “2025 notes”). This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the 2025 notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. A copy of the press release is attached hereto as Exhibit 99.2 and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release, dated February 10, 2015, of Wynn Resorts, Limited.
99.2	Press release, dated February 10, 2015, of Wynn Resorts, Limited.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNN RESORTS, LIMITED

Dated: February 10, 2015	By:	/s/ Stephen Cootey
Stephen Cootey
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNN LAS VEGAS, LLC

Dated: February 10, 2015	By:	Wynn Resorts Holdings, LLC
its sole member

	By:	Wynn Resorts, Limited
its sole member

	By:	/s/ Stephen Cootey
Stephen Cootey
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated February 10, 2015, of Wynn Resorts, Limited.
99.2	Press release, dated February 10, 2015, of Wynn Resorts, Limited.